                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 24, 1999
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                                LIGHTBRIDGE, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                    000-21319            04-3065140
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   (State or other Jurisdiction       (Commission            (IRS Employer
   of Incorporation)                  File Number)        Identification No.)

    67 SOUTH BEDFORD STREET, BURLINGTON, MASSACHUSETTS           01803
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        (address of Principal Executive Offices)               (Zip Code)

   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (781) 359-4000
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                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

On February 24, 1999, Lightbridge, Inc. issued a press release announcing changes in the accounting it used in connection with its acquisition of Coral Systems, Inc. in November 1997. These changes resulted in a restatement of its previously reported financial results for the quarter and year ended December 31, 1997 and for each quarter of 1998. A copy of the press release is filed as
Exhibit 20.1 to this Current Report and is incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.  Not applicable.

(b)      Pro Forma Financial Information.  Not applicable.

(c)      Exhibits

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

Exhibit
Number            Description
-------           -----------
20.1     Press release issued by Lightbridge, Inc. on February 24, 1999.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of this twenty-fifth day of February, 1999.

                                         LIGHTBRIDGE, INC.

                                         BY:  /s/ Joseph S. Tibbetts, Jr.
                                         --------------------------------------
                                         Joseph S. Tibbetts, Jr.
                                         Chief Financial Officer, Senior Vice
                                                  President of Finance and
                                                  Administration, and Treasurer














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